UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 3, 2005


                               MAC FILMWORKS, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


                 333-70526                              74-2820999
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          (Commission File Number)                    (I.R.S. Employer
                                                     Identification No.)


         9464 Mansfield Road, Suite A-1, Shreveport, Louisiana 71118
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          (Address of principal executive offices, including zip code)


                                 (318) 687-8785
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act.

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act.

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act.

ITEM 8.01. OTHER EVENTS.

     On May 3, 2005, Mac Filmworks, Inc. (the "Company"), completed the previously announced sale of the Company's right, title and interest in 89 films to Amity Entertainment, Inc. for approximately $1,600,000, of which $500,000 is in the form of two secured notes for $250,000 each (one maturing in May 2006 and the other in May 2007), and approximately $120,000 was deducted for payment of certain obligations.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

       (a) Financial Statements of Business Acquired.

           Inapplicable.

       (b) Pro Forma Financial Information.

           Inapplicable.

      (c)  Exhibits

    Exhibit Number       Exhibit Description
    --------------       -------------------
          10.1           First Amendment to Asset Purchase Agreement by and
                         between Mac Filmworks, Inc. and Amity
                         Entertainment, Inc. dated April 29, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MAC FILMWORKS, INC.


                                   By: /s/ JIM MCCULLOUGH
                                       ------------------------------------
                                       Jim McCullough,
                                       Chairman and Chief Executive Officer

DATE: May 6, 2005

                                  EXHIBIT INDEX
                                  -------------

    Exhibit Number       Exhibit Description
    --------------       -------------------
          10.1           First Amendment to Asset Purchase Agreement by and
                         between Mac Filmworks, Inc. and Amity Entertainment,
                         Inc. dated April 29, 2005.